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                                                                  EXHIBIT 10.13

THIS OPTION AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                  STOCK OPTION

                  This Option, dated as of January ___, 2000, is issued to Blaine Harris for good and valuable consideration, receipt of which is hereby acknowledged, by Chequemate International Inc., a Utah corporation doing business as C-3D Digital, Inc. (the "Company").

                  1. GRANT OF OPTION. Subject to the terms and conditions hereinafter set forth, there is hereby granted to the holder of this Option a stock option to purchase from the Company Forty-Nine Thousand (49,000) fully paid and non-assessable shares of Common Stock of the Company (as adjusted pursuant to Sections 8 and 9 hereof, the "Shares") for the option price specified in Section 2 below. In no event shall the Option be exercised within six (6) months of the grant hereof.

                  2. OPTION PRICE. The option price for the Shares is $1.52 per share. Such price shall be subject to adjustment pursuant to Sections 8 and 9 hereof (such price, as adjusted from time to time, is herein referred to as the "Option Price").

                  3. EXERCISE PERIOD. This Option is exercisable at any time, or from time to time, on or after six months from the date hereof, and shall remain so exercisable until and including the 31st day of December, 2000.

                  4. METHOD OF EXERCISE. While this Option remains outstanding and exercisable in accordance with Section 3 above, the holder may exercise, in whole or in part, at any time or from time to time, the purchase rights evidenced hereby. Such exercise shall be effected by:

                       (a) the delivery of a duly executed Exercise Notice to the Secretary of the Company at its principal offices; and

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                       (b)  the payment to the Company of an amount equal to
the aggregate Option Price for the number of Shares being purchased.

                  5. CERTIFICATES FOR SHARES. Upon the exercise of the purchase rights evidenced by this Option, one or more certificates for the number of Shares so purchased shall be issued as promptly as practicable thereafter, and in any event within fourteen (14) days of the delivery of the Exercise Notice.

                  6. SURRENDER OF OPTION CERTIFICATE. Upon the expiration of this Option pursuant to Section 3 or upon the exercise of this Option in full, the holder shall surrender this Option to the Company.

                  7. RESERVATION OF SHARES. The Company covenants that it will at all times keep available such number of authorized shares of its common stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Option for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Option, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

                  8. MERGER OF THE COMPANY. In case of any merger of the Company, then, as a condition of such merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Option, so that the holder of this Option shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and number of shares of stock and other securities and property receivable in connection with such merger by a holder of the same number of shares of Common Stock as were purchasable by the holder of this Option immediately prior to such merger. In any such case, appropriate provisions shall be made with respect to the rights and interests of the holder of this Option so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Option Price per share payable hereunder, provided the aggregate Option Price shall remain the same. The existence of the Option granted hereunder shall not effect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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                  9.   ADJUSTMENT OF OPTION PRICE AND NUMBER OF SHARES.  The
number and kind of securities subject to purchase upon exercise of this Option and the payment of the Option Price shall be subject to adjustment from time to time as follows:

                       (a) SUBDIVISION, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time prior to the expiration of this Option subdivide its Common Stock, by stock split or otherwise, or combine its Common Stock, or issue without consideration to the Company for such issuance, additional shares of its Common Stock or securities convertible into or exercisable for Common Stock, by a reverse stock split or otherwise, the number of Shares issuable on the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or issuance without consideration, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Option Price payable per share, but the aggregate Option Price payable for the total number of Shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section becomes effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                       (b)  RECLASSIFICATION, REORGANIZATION AND
CONSOLIDATION. In case of any reclassification, merger, consolidation, capital reorganization or change in the Common Stock of the Company (other than an event described in Section 9(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Option, so that the holder of this Option shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, merger, consolidation, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the holder of this Option immediately prior to such reclassification, merger, consolidation, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the holder of this Option so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Option Price per share payable hereunder, provided the aggregate Option Price shall remain the same.

                       (c) NOTICE OF ADJUSTMENT. Upon the happening of any event adjusting the Option Price or number of shares issuable upon exercise of this Option, the Company shall forthwith give written notice thereof to the holder of this Option stating the adjusted Option Price and the adjusted number of shares of Common Stock or other securities

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purchasable hereunder resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which that calculation is based.

                  10. PRE-EXERCISE RIGHTS. Prior to exercise of this Option, the holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

                  11. TRANSFERABILITY, RESTRICTED SECURITIES. The Option shall be assignable by the holder. The holder understands that this Option and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the holder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of the Shares purchased hereunder. The holder further acknowledges that the Shares and any other securities issued upon exercise of this Option shall bear a legend substantially in the form of the legend appearing on the face hereof.

                  12. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act of 1933 shall be in effect with respect to the securities to be issued upon exercise of this Option, the holder hereof, by accepting this Option, covenants and agrees that, at the time of exercise hereof, such holder will deliver to the Company a written letter or certification that the securities acquired by the holder upon exercise hereof are for the account of the holder and are acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any public distribution thereof.

                  13. LOST, STOLEN, MUTILATED OR DESTROYED OPTION. If this Option is lost, stolen, mutilated or destroyed, the Company shall, upon receipt of a reasonable agreement to indemnify the Company, and, in the case of a mutilated option, upon the surrender thereof, issue in the name requested a new option of like tenor as the option so lost, stolen, mutilated or destroyed.

                  14. SUCCESSORS AND ASSIGNS. The terms and provisions of this Option shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

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                  15.  GOVERNING LAW.  This Option shall be governed by and
construed under the laws of the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah.

                  16. NOTICES. Any notice or request for instruction given in connection with this Option shall be in writing and shall be delivered in person or by certified mail as follows:

                  If to the Company:               C-3D Digital, Inc.
                                                   57 West 200 South, Suite 350
                                                   Salt Lake City, Utah 84101
                  If to the
                  Option holder:                   Blaine Harris
                                                   1222 East Golf Course Circle
                                                   Bountiful, Utah 84010

                  IN WITNESS WHEREOF, this Stock Option has been executed and delivered as of the date first written above.

                                            C-3D Digital, Inc.


                                            By /s/ J. Michael Heil
                                              ----------------------------------

                                            Name: J. Michael Heil
                                                 -------------------------------

                                            Title: CEO
                                                  ------------------------------


Acknowledged and agreed to:



---------------------------------------
Blaine Harris


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